Second Amendment
                           Dated as of December 22, 1999
                                         to
                  Amended and Restated Receivables Loan Agreement
                Amended and Restated Receivables Purchase Agreement
                    Amended and Restated Subordination Agreement
                       Amended and Restated Limited Guaranty
                         each Dated as of December 23, 1998
                                        and
            Third Amendment to Amended and Restated Indemnity Agreement
                           Dated as of December 22, 1999

     This Amendment (the "Amendment"), dated as of December 22, 1999, is entered into among BWA Receivables Corporation (the "Borrower"), Borg-Warner Automotive, Inc. ("BWAI" and in its capacity as Collection Agent, the "Collection Agent"), Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo"), Borg-Warner Automotive Fuel Systems Corporation ("Fuel"), and Borg-Warner Automotive Cooling Systems Corporation ("CSC"); (CSC at times being hereinafter referred to as the "New Originator"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), ABN AMRO Bank N.V., as Windmill's program letter of credit provider (the "Program LOC Provider"), the Bank listed on the signature page hereof (the "Bank") and ABN AMRO Bank N.V., as agent for Windmill, the Program LOC Provider and the Banks (the "Agent").

     Reference is hereby made to (i) that certain Amended and Restated Receivables Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"), among the Borrower, the Collection Agent, Windmill, the Program LOC Provider, the Bank and the Agent, (ii) that certain Amended and Restated Receivables Purchase Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement"), among DTP, AFS, TEC, ATS, PTS, Turbo, Fuel and the Borrower,
(iii) that certain Amended and Restated Indemnity Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Indemnity Agreement"), among DTP, AFS, TEC, ATS, PTS, Turbo, Fuel and the Agent, (iv) that certain Amended and Restated Limited Guaranty, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Guaranty"), by BWAI, DTP, AFS, TEC, ATS, PTS, Turbo and Fuel in favor of the Borrower and (v) that certain Amended and Restated Subordination Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Subordination Agreement"), among DTP, AFS, TEC, ATS, PTS, Turbo, Fuel, the Borrower and Agent (each of the Loan Agreement, Purchase Agreement, Indemnity Agreement, Guaranty and Subordination Agreement being referred to herein individually as an "Amended Agreement" and collectively as the "Amended Agreements"). Terms used herein and not otherwise defined herein which are defined in each Amended Agreement or the other Transaction Documents (as defined in the Loan Agreement) shall have the same meaning herein as defined therein.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Loan Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Loan Agreement shall be, and it hereby is, amended as follows:

(a) The defined term "Approved Obligor" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Approved Obligor" shall mean each of Ford Motor Company, General Motors Corporation, Daimler Chrysler Corporation, New Venture Gear, Caterpillar Corporation and the wholly-owned Subsidiaries of each of the foregoing.

(b) The defined term "Approved Obligor Limit" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Approved Obligor Limit" shall mean, (a) with respect to Ford Motor Company, $72,000,000, (b) with respect to General Motors Corporation, $40,000,000,

(c) with respect to Daimler Chrysler Corporation, $42,000,000, (d) with respect to New Venture Gear, $10,000,000 and (e) with respect to Caterpillar Corporation, $7,000,000; provided, however, that the Agent may designate a lesser amount as the Approved Obligor Limit for any Approved Obligor, upon the request of any Bank or the Program LOC Provider following the occurrence of a Downgrading Event with respect to such Approved Obligor or any Subsidiary of such Approved Obligor.

(c) The date "December 22, 1999" appearing in clause (iv) of the defined term "Bank Termination Date" appearing in Section 1.1 of the Loan Agreement is deleted and replaced with the date "December 20, 2000".
(d) The defined term "Federal Funds Effective Rate" appearing in Section 1.1 to the Loan Agreement is hereby deleted and replaced with the following:
"Federal Funds Effective Rate" means for any day the greater of (i) the highest rate per annum as determined by ABN AMRO at which overnight Federal funds are offered to ABN AMRO for such day by major banks in the interbank market, and
(ii) if ABN AMRO is borrowing overnight funds from a Federal Reserve Bank that day, the highest rate per annum at which such overnight borrowings are made on that day. Each determination of the Federal Funds Effective Rate by ABN AMRO shall be conclusive and binding on the Borrower except in the case of manifest error.

(e) The defined term "Originator" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows:
"Originator" shall mean each of the following Delaware corporations: Borg-Warner Automotive Diversified Transmission Products Corporation; Borg-Warner Automotive Air/Fluid Systems Corporation; Borg-Warner Automotive Morse TEC Corporation; Borg-Warner Automotive Automatic Transmission Systems Corporation; Borg-Warner Automotive Powertrain Systems Corporation; Borg-Warner Automotive Turbo Systems Corporation; Borg-Warner Automotive Fuel Systems Corporation and Borg-Warner Automotive Cooling Systems Corporation.

(f) The date "December 22, 1999" appearing in clause (c) of the defined term "Program LOC Provider Termination Date" appearing in Section 1.1 of the Loan Agreement is deleted and replaced with the date "December 20, 2000".

(g) The defined term "Windmill Termination Date" appearing in Section 1.1 to the Loan Agreement is hereby deleted and replaced with the following:
"Windmill Termination Date" means the earliest of (a) the Business Day designated by Windmill at any time to the Borrower and (b) the Bank Termination Date.

(h) The following definitions shall be added to Section 1.1 to the Loan Agreement, as alphabetically appropriate: "Allocated Commercial Paper" means commercial paper notes issued by Windmill for a tenor and in an amount specifically requested by any Person in connection with a Receivable Purchase Facility.

"Break Funding Costs" means for any Pool Funded Loan Interest amounts payable to Windmill under the applicable Receivables Purchase Facility in connection with any prepayment or amortization of amounts payable thereunder in excess of the amount of the investment or loan prepaid or amortized and accrued and unpaid interest or discount thereon.

"Discount Period" means, with respect to any Settlement Date or the Bank Termination Date, the period from and including the preceding Settlement Date (or if none, the date that the first Loan is made hereunder) to but not including such Settlement Date or Bank Termination Date, as applicable.
"Funding Charges" means, for each day, the sum of (i) interest accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and commercial paper dealers in respect of such Pooled Commercial Paper for such day, plus (iii) issuing and paying agents' fees incurred on such Pooled Commercial Paper for such day, plus (iv) other costs associated with funding small or odd-lot amounts with respect to all Receivable Purchase Facilities which are funded by Pooled Commercial Paper for such day, minus (v) any accrual of income net of expenses received on such day from investment of collections received under all Receivable Purchase Facilities funded with Pooled Commercial Paper, minus (vi) any payment received on such day net of expenses in respect of Break Funding Costs related to the prepayment of any Loan Interests held by Windmill pursuant to the terms of any Receivable Purchase Facilities funded substantially with Pooled Commercial Paper.
"Pool Funded Loan Interest" means each investment or loan of Windmill under a Receivables Loan Facility funded with Pooled Commercial Paper.
"Pooled Allocation" means, for each Pool Funded Loan Interest, an amount each day equal to the product of (i) the Pooled Percentage Share of such Loan Interest on such day multiplied by (ii) the aggregate amount of Funding Charges for such day.

"Pooled Commercial Paper" means commercial paper notes of Windmill except (A) Allocated Commercial Paper, and (B) Specially Pooled Paper.
"Pooled Percentage Share" means, for each Pool Funded Loan Interest, a fraction (expressed as a percentage) the numerator of which is equal to the Investment associated with such Pool Funded Loan Interest and the denominator of which is equal to the aggregate amount of all outstanding investment (or comparable terms used in any Receivable Purchase Facility) held by Windmill which is funded substantially with Pooled Commercial Paper.
"Receivable Purchase Facility" means any receivables purchase agreement, loan agreement or other similar contractual arrangement to which Windmill is a party relating to the transfer, purchase or financing of receivables or other assets. "Settlement Date" means the 25th day of each calendar month.
"Specially Pooled Paper" means the aggregate of all commercial paper notes of Windmill issued in connection with Receivables Purchase Facilities designated from time to time by the Agent (in its sole discretion). Specially Pooled Paper will not include Pooled Commercial Paper or Allocated Commercial Paper at any time.
(i) Section 2.3 of the Loan Agreement is hereby deleted and replaced with the following:

     Section 2.3. Selection of Interest Rates and Tranche Periods. (a)(1) The provisions of this subsection (a)(1) shall apply to each Loan Amount of Windmill funded with commercial paper issued on or before the Agent makes the election described in clause (a)(2) below: Each Loan Amount shall be allocated to one or more Tranches reflecting the Interest Rates at which such Loan Amount accrues Interest and the Tranche Periods for which such Interest Rates apply. Each Loan Amount of Windmill shall accrue Interest at the CP Rate. Each Tranche shall be in the minimum amount of $1,000,000 and in multiples thereof. All Interest accrued on the Loan Amount of Windmill during a Tranche Period shall be payable by the Borrower on the last day of such Tranche Period. (2) At the Agent's option, the Agent may notify the Borrower that the provisions of this subsection
(a)(2) shall apply to each Loan Amount of Windmill funded with Pooled Commercial Paper issued after the Agent delivers a notice to the Borrower that it elects to have the provisions of this clause (a)(2) to be applicable to the Loan Amount of
Windmill: The Borrower shall pay Funding Charges with respect to Windmill's Loan Interest for each day that any Loan Amount in respect of such Loan Interest is outstanding. Each such Loan Interest will accrue Funding Charges each day based on the Pooled Allocation. On each Settlement Date the Borrower shall pay to the Agent (for the benefit of Windmill) an aggregate amount equal to all accrued and unpaid Funding Charges in respect of such Loan Interest for the immediately preceding Interest Period; (3) Each Loan Amount of the Committed Lenders shall be allocated to one or more Tranches reflecting the Interest Rates at which such Loan Amount accrues Interest and the Tranche Periods for which such Interest Rates apply. In each request for a Loan from a Committed Lender and three Business Days before the expiration of any Tranche Period applicable to any Committed Lender's Loan Amount, the Borrower may request the Tranche Period(s) to be applicable to such Loan Amount and the Interest Rate(s) applicable thereto. Each Loan Amount of the Committed Lenders may accrue Interest at either the Eurodollar Rate or the Prime Rate, in all cases as established for each Tranche Period applicable to such Loan Amount. Each Tranche shall be in the minimum amount of $1,000,000 and in multiples thereof or, in the case of Interest accruing at the Prime Rate, in any amount that otherwise has not been allocated to another Tranche Period. Any Loan Amount of the Committed Lenders not allocated to a Tranche Period shall be a Prime Tranche. During the pendency of a Termination Event, the Agent may reallocate any outstanding Loans of the Committed Lenders to a Prime Tranche. All Interest accrued on the Loan Amount of the Committed Lenders during a Tranche Period shall be payable by the Borrower on the last day of such Tranche Period or, for a Eurodollar Tranche with a Tranche Period of more than three months, 90 days after the commencement, and on the last day, of such Tranche Period.

     (b) The Agent shall allocate the Investment of Windmill to Tranche Periods in its sole discretion. If, by the time required in Section 2.3(a), the Borrower fails to select an Interest Rate or Tranche Period for any Loan Amount of the Committed Lenders, such Loans shall automatically accrue Interest at the Prime Rate for a three Business Day Tranche Period. Any Loans purchased from Windmill pursuant to Article III hereof shall accrue interest at the Prime Rate and have an initial Tranche Period of three Business Days.

     (c) If the Agent or any Committed Lender determines (i) that maintenance of any Eurodollar Tranche would violate any applicable law or regulation, (ii) that deposits of a type and maturity appropriate to match fund any of such Lender's Eurodollar Tranches are not available or (iii) that the maintenance of any Eurodollar Tranche will not adequately and fairly reflect the cost of such Lender of funding Eurodollar Tranches, then the Agent, upon the direction of such Lender, shall suspend the availability of, and terminate any outstanding, Eurodollar Tranche so affected. All Loans allocated to any such terminated Eurodollar Tranche shall be reallocated to a Prime Rate Tranche.

     (j) Exhibit C, Exhibit G, Exhibit H to the Loan Agreement are each amended in their entirety to be and to read as set forth on Annex I hereto.

Section 2. Amendments to Purchase Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Purchase Agreement shall be, and it hereby is, amended as follows:

     (a) The cover page of the Purchase Agreement shall be deemed amended so as to include CSC as one of the parties to the Purchase Agreement.

     (b) The first paragraph of the Purchase Agreement is amended in its entirety to be and to read as follows:
"Amended and Restated Receivables Purchase Agreement (this "Agreement"), dated as of December 23, 1998, by and among Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo"), Borg-Warner Automotive Fuel Systems Corporation ("Fuel") and Borg-Warner Automotive Cooling Systems Corporation ("CSC" and collectively with DTP, AFS, TEC, PTS, ATS, Turbo, and Fuel, the "Sellers") and BWA Receivables Corporation (the "Purchaser")."

(c) Exhibit D and Exhibit E to the Purchase Agreement are each amended in their entirety to be and to read as set forth on Annex II hereto.

Section 3. Amendment to Indemnity Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Indemnity Agreement shall be and it hereby is amended by amending in its entirety the first paragraph of the Indemnity Agreement to be and to read as follows:

"Amended and Restated Indemnity Agreement (this "Indemnity Agreement"), dated as of December 23, 1998, made by and among Borg-Warner Automotive, Inc., Borg-Warner Automotive Diversified Transmission Products Corporation, Borg-Warner Automotive Air/Fluid Systems Corporation, Borg-Warner Automotive Morse TEC Corporation, Borg-Warner Automotive Automatic Transmission Systems Corporation, Borg-Warner Automotive Powertrain Systems Corporation, Borg-Warner Automotive Turbo Systems Corporation, Borg-Warner Automotive Fuel Systems Corporation and Borg-Warner Automotive Cooling Systems Corporation (collectively, the "Indemnifiers") and the Agent (as defined below) for the benefit of the Beneficiaries (as defined below)."

Section 4. Amendment to Guaranty. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in
Section 6, upon execution of the parties hereto in the space provided for that purpose below, the Guaranty shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Guaranty to be and to read as follows:
"Amended and Restated Limited Guaranty (this "Guaranty"), dated as of
December 23, 1998, made by Borg-Warner Automotive, Inc. ("BWAI"), Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo"), Borg-Warner Automotive Fuel Systems Corporation ("Fuel") and Borg-Warner Automotive Cooling Systems Corporation ("CSC" and collectively with DTP, AFS, TEC, ATS, Turbo, and Fuel the "Originators" and collectively with BWAI, DTP, AFS, TEC, ATS, Turbo, and Fuel the "Guarantors"), in favor of BWA Receivables Corporation (the "Beneficiary")."

Section 5. Amendment to Subordination Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 6, upon execution by the parties hereto in the space provided for that purpose below, the Subordination Agreement shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Subordination Agreement to be and to read as follows:
"Amended and Restated Subordination Agreement (this "Subordination Agreement"), dated as of December 23, 1998, by and among Borg-Warner Automotive, Inc. ("BWAC"), Borg-Warner Automotive Diversified Transmission Products Corporation ("DTP"), Borg-Warner Automotive Air/Fluid Systems Corporation ("AFS"), Borg-Warner Automotive Morse TEC Corporation ("TEC"), Borg-Warner Automotive Automatic Transmission Systems Corporation ("ATS"), Borg-Warner Automotive Powertrain Systems Corporation ("PTS"), Borg-Warner Automotive Turbo Systems Corporation ("Turbo"), Borg-Warner Automotive Fuel Systems Corporation ("Fuel") and Borg-Warner Automotive Cooling Systems Corporation ("CSC" and collectively with DTP, AFS, TEC, ATS, PTS, Turbo, and Fuel the "Subordinated Creditors"), BWA Receivables Corporation (the "Borrower"), and ABN AMRO Bank N.V., as agent for the Lenders (as defined below) (in such capacity, the "Agent"), for the benefit of the Agent and the Lenders (the Agent and the Lenders being collectively referred to herein as the "Senior Creditors"."

Section 6. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     (a) Each of the parties hereto shall have accepted this Amendment in the spaces provided for that purpose below.

     (b) The Agent shall have received in form and substance satisfactory to the Agent:

     (i) The Revolving Subordinated Promissory Note executed by the Borrower in favor of the New Originator;

     (ii) Originals of proper UCC-1 financing statements executed by the New Originator;

     (iii) Copies of the resolutions of the board of directors of the New Originator, certified by its secretary or any assistant secretary, approving each of the Transaction Documents to which it is (or is stated to be) a party.

     (iv) A Certificate of incorporation of the New Originator certified by the Secretary of State of its state of incorporation.

     (v) Good standing certificates for the New Originator issued by the Secretaries of State of the jurisdiction where it has material operations.

     (vi) A certificate of the secretary or any assistant secretary of the New Originator certifying (i) the names and signatures of the officers authorized on its behalf to execute each Transaction Document to which it is (or is stated to be) a party and (ii) a copy of its by-laws.

     (vii) Favorable opinions of counsel to the New Originator in substantially the form of Exhibit I to the Loan Agreement, and as to such other matters as the Agent may reasonably request.

     (viii) All other legal matters incident to the execution and delivery hereof and to the transactions contemplated hereby shall be satisfactory to the Agent.

Section 7. Each Amended Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, each Amended Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, each Amended Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

Section 8. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

Section 9. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.
[Signature Pages to Follow]

     In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO Bank N.V., as the Agent, as a Bank and as the Program LOC Provider

By:
Title:

By:
Title:

Windmill Funding Corporation
By:
Title:

BWA Receivables Corporation
By:
Title:

Borg-Warner Automotive, Inc.
By:
Title:

Borg-Warner Automotive Diversified Transmission Products Corporation
By:
Title:

Borg-Warner Automotive Air/Fluid Systems Corporation
By:
Title:

Borg-Warner Automotive Morse TEC Corporation
By:
Title:

Borg-Warner Automotive Automatic Transmission Systems Corporation
By:
Title:

Borg-Warner Automotive Powertrain Systems Corporation
By:
Title:

Borg-Warner Automotive Turbo Systems Corporation
By:
Title:

Borg-Warner Automotive Fuel Systems Corporation
By:
Title:

     By its execution below, the undersigned hereby elects to become (i) a Seller under the Purchase Agreement, (ii) an Indemnifier under the Indemnity Agreement, (iii) an Originator and a Guarantor under the Guaranty and (iv) a Subordinated Creditor under the Subordination Agreement. Upon the effectiveness of this Agreement, the undersigned shall have all the rights and obligations under each relevant Transaction Document as held by each of the other Originators prior to giving effect this Amendment.

Borg-Warner Automotive Cooling Systems

By:
Title:
Address:       200 S. Michigan
               Chicago, Illinois  60604
Attention:     Vice-President and Treasurer
Telephone:     312-322-8500
Telecopy:      312-322-8712

Annex I
Exhibit C
To
Receivables Loan Agreement
Lockboxes and Lockbox Banks

Exhibit G
To
Receivables Loan Agreement
Addresses of Borrower And Originator

Exhibit H
to
Receivables Loan Agreement

Borrower's and Borg-Warner Entities' Corporate Names; Trade Names; Assumed Names



1.)  Borg-Warner Automotive, Inc.
2.)  Borg-Warner Automotive Powertrain Systems Corporation
     -Borg-Warner Powertrain Assemblies
3.) Borg-Warner Automotive Diversified Transmission Products Corporation -Borg-Warner Powertrain Assemblies
4.)  Borg-Warner Automotive Air/Fluid Systems Corporation
     Borg-Warner Automotive Electronic & Mechanical Systems Corporation -Borg-Warner Control Systems
5.)  Borg-Warner Automotive Morse TEC Corporation
     -Borg-Warner Automotive Transmission & Engine Components Corporation -Morse Chain Systems

6.) Borg-Warner Automotive Automatic Transmission Systems Corporation -Borg-Warner Automotive Transmission & Engine Components Corporation -Borg-Warner Automotive Automatic Transmission Systems (ATS)
     -Borg & Beck
7.)  BWA Receivables Corporation
8.)  Borg-Warner Automotive Turbo Systems Corporation
9.)  Borg-Warner Automotive Fuel Systems Corporation
10.) Borg-Warner Automotive Cooling Systems Corporation

Annex II
Exhibit D
To
Receivables Purchase Agreement
List of Principal Places  of Business and Location of Records

Exhibit E
to
Receivables Purchase Agreement

Corporate Names; Trade Names; Assumed Names; Assumed Names


1.)  Borg-Warner Automotive, Inc.
2.)  Borg-Warner Automotive Powertrain Systems Corporation
     -Borg-Warner Powertrain Assemblies
3.) Borg-Warner Automotive Diversified Transmission Products Corporation -Borg-Warner Powertrain Assemblies
4.)  Borg-Warner Automotive Air/Fluid Systems Corporation
     Borg-Warner Automotive Electronic & Mechanical Systems Corporation -Borg-Warner Control Systems

5.)  Borg-Warner Automotive Morse TEC Corporation
     -Borg-Warner Automotive Transmission & Engine Components Corporation -Morse Chain Systems

6.) Borg-Warner Automotive Automatic Transmission Systems Corporation -Borg-Warner Automotive Transmission & Engine Components Corporation -Borg-Warner Automotive Automatic Transmission Systems (ATS)
     -Borg & Beck

7.)  Borg-Warner Automotive Turbo Systems Corporation

8.)  Borg-Warner Automotive Fuel Systems Corporation

9.)  Borg-Warner Automotive Cooling Systems Corporation